EXHIBIT 10.78

EXECUTION

AMENDMENT NO. 1
TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 1 to Third Amended and Restated Loan and Security Agreement, dated as of June 5, 2015 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”),  PENNYMAC LOAN SERVICES, LLC (“Borrower”), and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (“PNMAC”).

RECITALS

The Borrower, Lender and PNMAC are parties to that certain Third Amended and Restated Loan and Security Agreement, dated as of March 27, 2015 (the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of March 27, 2015 (as the same may be amended from time to time, the “Pricing Side Letter”).  PNMAC is a party to that certain Second Amended and Restated Guaranty (as the same may be amended from time to time, the “PNMAC Guaranty”), dated as of March 27, 2015, by PNMAC in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and the PNMAC Guaranty, as applicable.

The Borrower, the Lender and PNMAC have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required PNMAC to ratify and affirm the PNMAC Guaranty on the date hereof.

Accordingly, the Borrower, the Lender and PNMAC hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.Application of Payments.  Section 2.07 of the Existing Loan Agreement is hereby amended by adding the following section (f) at the end thereof:

(f)Sections 2.07(a) through 2.07(d) shall be applicable commencing on the earlier of (i) the first Facility Payment Date following the thirtieth (30th) day after written notice thereof is delivered by Lender to Borrower (the “Application Notice Date”) or (ii) an Event of Default.  Until the Application Notice Date, provided no Event of Default has occurred, Borrower shall be entitled to withdraw amounts on deposit in the Dedicated Accounts as and in a manner as Borrower deems appropriate.

SECTION 2.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and PNMAC;  and

(b)such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 3.Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

SECTION 4.Limited Effect.   Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.Reaffirmation of Guaranty.    PNMAC hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the PNMAC Guaranty.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Lender

By:    /s/ Adam Loskove
Name:  Adam Loskove
Title:    Vice President

PennyMac Loan Services, LLC, as Borrower

By:    /s/  Pamela Marsh
Name:  Pamela Marsh
Title:    Executive Vice President, Treasurer

Private National Mortgage Acceptance Company, LLC, as a  Guarantor

By:  /s/  Pamela Marsh
Name:  Pamela Marsh
Title:    Executive Vice President, Treasurer